SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2003

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357/33-389080	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code (212) 816-7496.

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events.

Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits:

1.	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CAST Step-Up Trust for Dow Chemical Notes

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Matthew Mayers Name: Matthew Mayers Title: Assistant Secretary, Assistant Vice President and Finance Officer

June 9, 2003

EXHIBIT INDEX

Exhibit 1	Trustee's Report with respect to the June 1, 2003 Distribution Date for the CAST Step-Up Trust for Dow Chemical Notes	Page 5

Exhibit 1

To the Holders of:
CAST Step-Up Trust for Dow Chemical Notes
Monthly-Pay Step-Up Class A Certificates   *CUSIP:  14835RR AA0
Class B Certificates                                        *CUSIP:  14835R AB8

U.S. Bank Trust National Association, as Trustee for the CAST Step-Up Trust for Dow Chemical Notes (the "Trust"), hereby gives notice with respect to the Distribution Date of June 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class A B	Principal $ 0.000000 $ 0.000000	Interest $ 4.333333 $ 0.000000	Total Distribution $ 4.333333 $ 0.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	The Class A Certificates bear interest at the rate of 4.00% and the Class B Certificates bear interest at a rate of 2.00% during the period ending on the Distribution Date .

4.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5.	$25,000,000 aggregate principal amount of The Dow Chemical Company 6.00% Notes due October 1, 2012 (the "Term Assets") are held for the above trust.

6.	At the close of business on the Distribution Date, 25,000 Class A Certificates representing $25,000,000 aggregate Certificate Principal Balance and $25,000,000 aggregate Notional Amount of Class B Certificates were outstanding.

7.	The Notional Amount of the ISDA Master Agreement , the Schedule thereto and the Confirmation thereto each dated April 22, 2003 between the Trust and Citigroup Global Markets Limited (collectively the "Swap"), is $25,000,000. Payment of the obligations of Citigroup Global Markets Limited under the Swap is guaranteed by Citigroup Global Markets Holdings Inc. under a Guarantee Agreement dated April 22, 2003.

8.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.